EXHIBIT 10.1
EXECUTION COPY

[*] Indicates that confidential information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SIXTH OMNIBUS AMENDMENT TO
FOURTH AMENDED AND RESTATED RECEIVABLES
FUNDING AND ADMINISTRATION AGREEMENT
AND
THIRD AMENDED AND RESTATED RECEIVABLES
SALE AND SERVICING AGREEMENT

This SIXTH OMNIBUS AMENDMENT (this “Amendment”), dated as of January 12, 2016, is entered into by and among SIT FUNDING CORPORATION (the “Borrower”), SYNNEX CORPORATION (“Synnex”), individually and in its capacity as Servicer and an Originator, HYVE SOLUTIONS CORPORATION (“Hyve”), in its capacity as an Originator, PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a Committed Lender, PNC, as Managing Agent for the PNC Lender Group, SUMITOMO MITSUI BANKING CORPORATION (“SMBC”), as a Committed Lender, MANHATTAN ASSET FUNDING COMPANY LLC (“MAFC”), as a Discretionary Lender, SMBC NIKKO SECURITIES AMERICA, INC. (“SMBC Nikko”), as Administrator for the SMBC Discretionary Lender and as Managing Agent for the SMBC Lender Group, LIBERTY STREET FUNDING LLC (“Liberty Street”), as a Discretionary Lender, and THE BANK OF NOVA SCOTIA (“BNS”), as a Committed Lender, as Administrative Agent for the Committed Lenders and Discretionary Lenders, as Administrator for the BNS Discretionary Lender and as Managing Agent for the BNS Lender Group and is the (i) ELEVENTH AMENDMENT TO THE FOURTH AMENDED AND RESTATED RECEIVABLES FUNDING AND ADMINISTRATION AGREEMENT (as described below) and (ii) TWELFTH AMENDMENT TO THE THIRD AMENDED AND RESTATED RECEIVABLES SALE AND SERVICING AGREEMENT (as described below).
RECITALS
A.WHEREAS, the Borrower, PNC, SMBC, MAFC, SMBC Nikko, Liberty Street and BNS are parties to that certain Fourth Amended and Restated Receivables Funding and Administration Agreement, dated as of November 12, 2010 (together with all exhibits and schedules thereto, and as heretofore amended, restated or supplemented, the “RFA”);
B.    WHEREAS, each of the persons signatory thereto from time to time as Originators, Synnex, in its capacity as servicer thereunder, and the Borrower, as buyer are parties to that certain Third Amended and Restated Receivables Sale and Servicing Agreement, dated as of January 23, 2009 (together with all exhibits and schedules thereto, and as heretofore amended, restated or supplemented, the “SSA”); and

C.    WHEREAS, the Borrower, PNC, SMBC, MAFC, SMBC Nikko, Liberty Street and BNS desire to amend and modify certain terms of the RFA as hereinafter set forth and the Borrower, Synnex, Hyve and BNS desire to amend and modify certain terms of the SSA, and to make certain other changes to the RFA, the SSA and the Related Documents, as hereinafter set forth.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.    Certain Defined Terms. Capitalized terms that are used herein without definition shall have the same meanings herein as in Annex X to SSA and RFA.
2.    Amendment to Annex X to the SSA and the RFA. Annex X to the SSA and the RFA is hereby amended as follows:
(a)    The definition of “Excluded Receivable” is hereby amended and restated in its entirety as follows:
““Excluded Receivable” shall mean (i) any Mexico Receivable, (ii) any Receivable owing by the Obligor of an Originator (the “Reseller”) arising directly as a result of a separate, but corresponding, Receivable originated by such Reseller and where the Obligor of such Reseller (the “End User”) with respect to such corresponding Receivable (x) has been instructed to make payment of all amounts owing in respect of such Receivable owed by the End User to the Reseller, directly to the Originator or the Borrower (which may be in the name of the Reseller) and (y) is not relieved of its obligation with respect to such Receivable unless and until payment of all amounts owing to the Reseller with respect thereto is made directly to the Originator or the Borrower in accordance with the terms of the sales contract or purchase order and other documents between the Originator and the Reseller, (iii) any Receivable owing by an Affiliate of any Originator, the Parent or the Borrower (other than a Permitted Affiliate Obligor), or (iv) any Receivable the Obligor of which is [*] or any of its Subsidiaries and Affiliates, including, without limitation, [*].”; and
(b)    The definition of “Special Obligor” is hereby amended and restated in its entirety as follows:
““Special Obligor” shall mean one or more Class A Obligors, Class B Obligors, Class C Obligors or Class D Obligors whose “Individual Obligor Percentage” of Eligible Receivables (as specified in the definition of “Concentration Percentage”) is adjusted as permitted under the Funding Agreement to a percentage greater than such “Individual Obligor Percentage” of Eligible Receivables, which adjustment has been approved in writing as a Special Obligor by notice substantially in the form of Annex Z to the Funding Agreement, following a request by Synnex to the Administrative Agent. Any Lender may revoke Special Obligor status at any time. As of the Fourth Omnibus Amendment Effective Date, and until such status is revoked by any Lender, (i) [*] shall be a Special Obligor with an “Individual Obligor Percentage” of 25.00% so long as [*]’s long-term

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unsecured rating is equal to or greater than A by S&P and Baa2 by Moody’s; (ii) [*] shall be a Special Obligor with an “Individual Obligor Percentage” equal to a Class C Obligor under the definition of “Concentration Percentage” so long as [*]’s long-term unsecured rating is equal to or greater than BB by S&P and Baa3 by Moody’s; and (iii) [*] shall be a Special Obligor with “Individual Obligor Percentage” of 7.00%.”.
3.    Amendment to the RFA. Section 5.03(l) of the RFA is hereby amended and restated in its entirety as follows:
“Commingling. The Borrower shall not deposit or permit the deposit of any funds that do not constitute Collections of Transferred Receivables into any Lockbox, the Concentration Account or the Accrual Account, except as otherwise contemplated under Section 4.02(1) of the Sale Agreement.  If funds that are not Collections are deposited into the Concentration Account or the Accrual Account, the Borrower shall, or shall cause the Servicer to, notify the Administrative Agent in writing promptly upon discovery thereof, and, the Servicer shall promptly remit (or direct the Concentration Account Bank or Accrual Account Bank, as applicable, to remit) any such amounts that are not Collections to the applicable Originator or other Person designated in such notice.”.
4.    Representations and Warranties. Each of Synnex and the Borrower represents and warrants for itself as follows:
(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
(b)    This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(c)    No consent, approval, authorization or order of, or filing (except for any filing required by federal securities laws), registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment that has not already been obtained.
(d)    The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its organization documents or (ii) violate, contravene or conflict in any material respect with any laws applicable to such Person.
(e)    Immediately after giving effect to this Amendment, (i) the representations and warranties of the Borrower set forth in the RFA and Synnex set forth in the SSA shall be true and correct (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof, in which case, such representations and warranties

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shall be true and correct as of such other date) and (ii) no Termination Event or Incipient Termination Event shall have occurred and be continuing.
5.    Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the RFA and the SSA shall remain in full force and effect. After this Amendment becomes effective, all references in the RFA and the SSA to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the RFA or the SSA, as applicable, shall be deemed to be references to the RFA and the SSA as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the RFA or the SSA other than as set forth herein.
6.    Effectiveness. This Amendment shall become effective as of the date hereof (the “Effective Date”) receipt by the Administrative Agent of the following: (i) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto; and (ii) such documents and certificates as the Administrative Agent may reasonably request relating to the organization, existence and good standing of the Borrower and Synnex and the authorization of this Amendment, all in form and substance satisfactory to the Administrative Agent.
7.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy electronically (e.g. pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.
8.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
9.    Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.
10.    Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the RFA or the SSA or any provision hereof or thereof.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.
SIT FUNDING CORPORATION,
as the Borrower

By:/s/ Simon Y. Leung_______________________
Name: Simon Y. Leung
Title: Senior Vice President, General Counsel & Corporate Secretary

SYNNEX CORPORATION,
individually and as Servicer and as an Originator

By: /s/ Simon Y. Leung ______________________
Name: Simon Y. Leung
Title: Senior Vice President, General Counsel & Corporate Secretary

HYVE SOLUTIONS CORPORATION,
as an Originator

By: /s/ Simon Y. Leung ______________________
Name: Simon Y. Leung
Title: Senior Vice President, General Counsel & Corporate Secretary

S-1    Sixth Omnibus Amendment (Synnex)

THE BANK OF NOVA SCOTIA,
as a Lender, as Administrator for
Liberty Street Funding LLC,
as Managing Agent for the
BNS Lender Group and
as the BNS Committed Lender

By:/s/ Eugene Dempsey_____________________
Name:     Eugene Dempsey
Title:    Director

LIBERTY STREET FUNDING LLC,
as a Lender and the BNS Discretionary Lender

By:/s/ Jill A. Russo_________________________
Name:    Jill A. Russo
Title:    Vice President

THE BANK OF NOVA SCOTIA,
as Administrative Agent

By:/s/ Eugene Dempsey_____________________
Name:     Eugene Dempsey
Title:    Director

S-2    Sixth Omnibus Amendment (Synnex)

PNC BANK, NATIONAL ASSOCIATION,
as Managing Agent for the PNC Lender Group
By:/s/ Eric Bruno__________________________
Name:    Eric Bruno
Title:    Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender and as the PNC Committed Lender

By:/s/ Eric Bruno___________________________
Name:    Eric Bruno
Title:    Senior Vice President

S-3    Sixth Omnibus Amendment (Synnex)

SMBC NIKKO SECURITIES AMERICA, INC.,
as Administrator for
Manhattan Asset Funding Company LLC
and as Managing Agent for the
SMBC Lender Group

By:/s/ Yukimi Konno________________________
Name:    Yukimi Konno
Title:    Managing Director

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender and the SMBC Committed Lender

By:/s/ Hiroyuki Suzuki_______________________
Name:    Hiroyuki Suzuki
Title:    Executive Director

MANHATTAN ASSET FUNDING COMPANY LLC, as a Lender and
the SMBC Discretionary Lender

By:    MAF RECEIVABLES CORP.,
its sole member

By:/s/ Irina Khaimova_______________________
Name:    Irina Khaimova
Title:    Vice President

        Sixth Omnibus Amendment (Synnex)